                                                                    EXHIBIT 99.6

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                        $                  2,673,458,907.69
Beginning of the Month Finance Charge Receivables:                                   $                    131,033,039.35
Beginning of the Month Discounted Receivables:                                       $                              0.00
Beginning of the Month Total Receivables:                                            $                  2,804,491,947.04


Removed Principal Receivables:                                                       $                              0.00
Removed Finance Charge Receivables:                                                  $                              0.00
Removed Total Receivables:                                                           $                              0.00


Additional Principal Receivables:                                                    $                     47,647,525.13
Additional Finance Charge Receivables:                                               $                        832,096.18
Additional Total Receivables:                                                        $                     48,479,621.31


Discounted Receivables Generated this Period:                                        $                              0.00


End of the Month Principal Receivables:                                              $                  2,604,843,793.93
End of the Month Finance Charge Receivables:                                         $                    122,723,791.84
End of the Month Discounted Receivables:                                             $                              0.00
End of the Month Total Receivables:                                                  $                  2,727,567,585.77


Special Funding Account Balance                                                      $                              0.00
Aggregate Invested Amount (all Master Trust Series)                                  $                  2,330,000,000.00
End of the Month Transferor Amount                                                   $                    274,843,793.93
End of the Month Transferor Percentage                                                                             10.55%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                                 RECEIVABLES


       30-59 Days Delinquent                                                         $                     67,807,866.49
       60-89 Days Delinquent                                                         $                     44,718,045.02
       90+ Days Delinquent                                                           $                     96,005,313.63

                                                                          Page 2

       Total 30+ Days Delinquent                                                     $             208,531,225.14
       Delinquent Percentage                                                                                 7.65%

Defaulted Accounts During the Month                                                  $              20,557,139.80
Annualized Default Percentage                                                                                9.23%

Principal Collections                                                                              397,629,148.50
Principal Payment Rate                                                                                      14.87%

Total Payment Rate                                                                                          15.94%


INVESTED AMOUNTS

       Class A Initial Invested Amount                                             $               369,000,000.00
       Class B Initial Invested Amount                                             $                38,250,000.00
       Class C Initial Invested Amount                                             $                42,750,000.00

INITIAL INVESTED AMOUNT                                                            $               450,000,000.00

       Class A Invested Amount                                                     $               369,000,000.00
       Class B Invested Amount                                                     $                38,250,000.00
       Class C Invested Amount                                                     $                42,750,000.00

INVESTED AMOUNT                                                                    $               450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                              16.88%
PRINCIPAL ALLOCATION PERCENTAGE                                                                             16.88%

MONTHLY SERVICING FEE                                                              $                   750,000.00

INVESTOR DEFAULT AMOUNT                                                            $                 3,470,045.20


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                                 82.00%

       Class A Finance Charge Collections                                          $                 7,284,319.98
       Other Amounts                                                               $                         0.00

TOTAL CLASS A AVAILABLE FUNDS                                                      $                 7,284,319.98


       Class A Monthly Interest                                                    $                  1,616,950.31
       Class A Servicing Fee                                                       $                    615,000.00
       Class A Investor Default Amount                                             $                  2,845,437.06

TOTAL CLASS A EXCESS SPREAD                                                        $                  2,206,932.61


REQUIRED AMOUNT                                                                    $                          0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                                   8.50%

       Class B Finance Charge Collections                                          $                    755,081.93
       Other Amounts                                                               $                          0.00

TOTAL CLASS B AVAILABLE FUNDS                                                      $                    755,081.93

       Class B Monthly Interest                                                    $                    175,021.64
       Class B Servicing Fee                                                       $                     63,750.00


TOTAL CLASS B EXCESS SPREAD                                                        $                    516,310.29
CLASS B INVESTOR DEFAULT AMOUNT                                                                         294,953.84
CLASS B REQUIRED AMOUNT                                                                                 294,953.84


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                                  $                3,495,908.03


       Excess Spread Applied to Class A Required Amount                              $                        0.00
       Excess Spread Applied to Class A Investor
       Charge Offs                                                                   $                        0.00

       Excess Spread Applied to Class B
       Required Amount                                                               $                  294,953.84

       Excess Spread Applied to Reductions of                                        $                        0.00
       Class B Invested Amount


       Excess Spread Applied to Class C Required Amount                              $                  548,274.52
       Excess Spread Applied to Reductions of
       Class C Invested Amount                                                       $                        0.00

       Excess Spread Applied to Monthly Cash                                         $                   93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                                      $                        0.00
       Account

       Excess Spread Applied to Spread Account                                       $                        0.00

       Excess Spread Applied to Reserve Account                                      $                        0.00

       Excess Spread Applied to other amounts owed                                   $                        0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                                      $                        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                          $                2,558,929.66


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                    $               13,365,516.35


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                       $                        0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                                       $                        0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                                  $                        0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                                       $                        0.00


       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                                         $                        0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                                       $                        0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                                         $                        0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                                   $                        0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                                  $                        0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                                       $                        0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                              7.19%
       Base Rate (Prior Month)                                                                                7.19%
       Base Rate (Two Months Ago)                                                                             7.25%

THREE MONTH AVERAGE BASE RATE                                                                                 7.21%

       Portfolio Yield (Current Month)                                                                       14.44%
       Portfolio Yield (Prior Month)                                                                         11.87%
       Portfolio Yield (Two Months Ago)                                                                      13.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                          13.24%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                          $               67,112,442.76

REALLOCATED PRINCIPAL COLLECTIONS

                                 Allocable to Class C Interests                      $                        0.00

                                 Allocable to Class B Certificates                   $                        0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                    $                        0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                                $                    0.00
       Deficit Controlled Amortization Amount                                        $                    0.00

CONTROLLED DEPOSIT AMOUNT                                                            $                    0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                                $                    0.00
       Deficit Controlled Accumulation Amount                                        $                    0.00

CONTROLLED DEPOSIT AMOUNT                                                            $                    0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                  $           67,112,442.76
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                       $                      0.00

CLASS B INVESTOR CHARGE OFFS                                                       $                      0.00

CLASS C INVESTOR CHARGE OFFS                                                       $                      0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                            $                      0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                            $                      0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                            $                      0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                                             $             13,500,000.00
       Available Cash Collateral Amount                                            $             13,500,000.00


TOTAL DRAW AMOUNT                                                                 $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                   $                   0.00



                                                                                    First USA Bank, NA
                                                                                    as Servicer

                                                                                    By:  /s/ Tracie  Klein
                                                                                         ----------------------------
                                                                                         Tracie H. Klein
                                                                                         First Vice President